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                                                         Exhibit Index on Page 6


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): September 3, 1999


Commission File Number: 1-11954


                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)



                 MARYLAND                                      22-1657560
(State or other jurisdiction of incorporation)              (I.R.S. employer
                                                          identification number)

PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                  07663
   (Address of principal executive offices)                     (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEMS 1-4.  NOT APPLICABLE

ITEM 5.  OTHER EVENTS

          ISSUANCE OF SERIES D-3 PREFERRED UNITS BY VORNADO REALTY L.P.

         On September 3, 1999, Vornado Realty L.P., a Delaware limited partnership through which Vornado Realty Trust conducts its business (the "Operating Partnership"), sold $200 million of Series D-3 Preferred Units of limited partnership interest (the "Series D-3 Preferred Units") to an institutional investor in a private placement, resulting in net proceeds of $194.5 million.

         The Series D-3 Preferred Units are perpetual and may be redeemed without penalty in whole or in part by the Operating Partnership at any time on or after September 3, 2004 for cash equal to $25 per Series D-3 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-3 Preferred Units being redeemed. At any time on or after the Series D-3 Effective Date (as defined below), holders of Series D-3 Preferred Units will have the right to have their Series D-3 Preferred Units redeemed by the Operating Partnership for (i) cash equal to the holder's capital account after the carrying values of all Operating Partnership assets are adjusted pursuant to the limited partnership agreement of the Operating Partnership and the holder's capital account is adjusted accordingly for the Series D-3 Preferred Units being redeemed or (ii) at the option of Vornado Realty Trust, one Series D-3 8.25% Cumulative Redeemable Preferred Share of Beneficial Interest (liquidation preference $25 per share), no par value (the "Series D-3 Preferred Shares"), of Vornado Realty Trust for each Series D-3 Preferred Unit redeemed. The "Series D-3 Effective Date" means the sooner of (i) September 3, 2009, (ii) the first business day following any period in which the Operating Partnership has failed to make full distributions in respect of the Series D-3 Preferred Units for six quarters, whether or not consecutive, (iii) the first business day following receipt by the holder of the Series D-3 Preferred Units of either notice from Vornado Realty Trust, or an opinion of counsel, that the Operating Partnership is or likely is a "publicly-traded partnership," as defined in the Internal Revenue Code of 1986, as amended, and (iv) the first business day following the date on which the institutional investor to which the Series D-3 Preferred Units were issued reasonably determines that there is an imminent and substantial risk that the Series D-3 Preferred Units held by it represent or will represent 19.5% or more of the total profits or capital interests in the Operating Partnership for a taxable year.

         The Series D-3 Preferred Shares will be perpetual and will be redeemable at the option of Vornado Realty Trust at any time on and after September 3, 2004 for cash equal to $25 per Series D-3 Preferred Share plus dividends accumulated and unpaid prior to the date of redemption. No Series D-3 Preferred Shares are now outstanding. Vornado Realty Trust and the purchaser of the Series D-3 Preferred Units have entered into a registration rights agreement with respect to the Series D-3 Preferred Shares that may be issued upon redemption of Series D-3 Preferred Units.


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       ISSUANCE OF SERIES D-4 PREFERRED UNITS BY THE OPERATING PARTNERSHIP

         Also on September 3, 1999, the Operating Partnership sold $125 million of Series D-4 Preferred Units of limited partnership interest (the "Series D-4 Preferred Units") to another institutional investor in a private placement, resulting in net proceeds of approximately $122 million.

         The Series D-4 Preferred Units are perpetual and may be redeemed without penalty in whole or in part by the Operating Partnership at any time on or after September 3, 2004 for cash equal to $25 per Series D-4 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-4 Preferred Units being redeemed. At any time on or after the Series D-4 Effective Date (as defined below), holders of Series D-4 Preferred Units will have the right to have their Series D-4 Preferred Units redeemed by the Operating Partnership for (i) cash equal to $25 for each Series D-4 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-4 Preferred Units being redeemed or (ii) at the option of Vornado Realty Trust, one 8.25% Series D-4 Cumulative Redeemable Preferred Share of Beneficial Interest, no par value (the "Series D-4 Preferred Shares"), of Vornado Realty Trust for each Series D-4 Preferred Unit redeemed. The "Series D-4 Effective Date" means the sooner of (i) September 3, 2009, (ii) the first business day following any period in which the Operating Partnership has failed to make full distributions in respect of the Series D-4 Preferred Units for six quarters, whether or not consecutive, (iii) the first business day following receipt by the holder of the Series D-4 Preferred Units of either notice from Vornado Realty Trust, or an opinion of counsel, that the Operating Partnership is or likely is a "publicly-traded partnership," as defined in the Internal Revenue Code of 1986, as amended, and (iv) the first business day following the date on which the institutional investor to which the Series D-4 Preferred Units were issued reasonably determines, or delivers to Vornado Realty Trust an opinion of counsel, that there is an imminent and substantial risk that the Series D-4 Preferred Units held by it represent or will represent 19.5% or more of the total profits or capital interests in the Operating Partnership for a taxable year and Vornado Realty Trust agrees with such conclusion, such agreement not to be unreasonably withheld.

         The Series D-4 Preferred Shares will be perpetual and will be redeemable at the option of Vornado Realty Trust at any time on and after September 3, 2004 for cash equal to $25 per Series D-4 Preferred Share plus dividends accumulated and unpaid prior to the date of redemption. No Series D-4 Preferred Shares are now outstanding. Vornado Realty Trust and the purchaser of the Series D-4 Preferred Units have entered into a registration rights agreement with respect to the Series D-4 Preferred Shares that may be issued upon redemption of Series D-4 Preferred Units.


ITEM 6.           NOT APPLICABLE


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:


Exhibit No.       Description
-----------       -----------
3.1               Articles Supplementary to Declaration of Trust of Vornado
                  Realty Trust with respect to the Series D-3 Preferred Shares, dated September 3, 1999, as filed with the State Department of Assessments and Taxation of Maryland on September 3, 1999

3.2 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-4 Preferred Shares, dated September 3, 1999, as filed with the State Department of Assessments and Taxation of Maryland on September 3, 1999

3.3 Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999

3.4 Tenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999

99.1              Press release of Vornado Realty Trust, dated September 3, 1999


ITEM 8.           NOT APPLICABLE


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VORNADO REALTY TRUST
                                              (Registrant)



                                          By: /s/ Irwin Goldberg
                                              ---------------------------------
                                              Name:  Irwin Goldberg
                                              Title: Vice President,
                                                     Chief Financial Officer


Date:  October 25, 1999


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                                Index to Exhibits


Exhibit No.       Description
-----------       -----------
3.1               Articles Supplementary to Declaration of Trust of Vornado
                  Realty Trust with respect to the Series D-3 Preferred Shares, dated September 3, 1999, as filed with the State Department of Assessments and Taxation of Maryland on September 3, 1999

3.2 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-4 Preferred Shares, dated September 3, 1999, as filed with the State Department of Assessments and Taxation of Maryland on September 3, 1999

3.3 Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999

3.4 Tenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999

99.1              Press release of Vornado Realty Trust, dated September 3, 1999


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